UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 16, 2011
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page
Item 7.01 — Regulation FD Disclosure	3

Item 9.01 — Financial Statements and Exhibits	3

Signatures	4

ITEM 7.01 REGULATION FD DISCLOSURE
     The Company hereby furnishes its slide presentation which will be presented at the 6th Annual Sterne Agee Financial Services Symposium in Orlando, Florida on Thursday, February 17, 2011. A copy of the slide presentation is attached to this report as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
Exhibit 99.1	NewBridge Bancorp slide presentation which will be presented at the 6th Annual Sterne Agee Financial Services Symposium in Orlando, Florida on Thursday, February 17, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP
Dated: February 16, 2011	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 99.1	NewBridge Bancorp slide presentation which will be presented at the 6th Annual Sterne Agee Financial Services Symposium in Orlando, Florida on Thursday, February 17, 2011.